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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1997, included in Weatherford Enterra, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.


/s/ Arthur Andersen LLP
-------------------------
ARTHUR ANDERSEN LLP

Houston, Texas
July 18, 1997